                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only
                                (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

-------------------------------------------------------------------------------
           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transactions applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                         HYPERION 2005 INVESTMENT GRADE
                          OPPORTUNITY TERM TRUST, INC.
   One Liberty Plaza, 165 Broadway, 36th Floor o New York, New York 10006-1404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                  March 18, 2005

To the Stockholders:

        The Annual Meeting of Stockholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund") will be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on Tuesday, April 19, 2005, at 10:00 a.m., for the following purposes:

        1. To elect directors (Proposal 1).

        2. To approve a new Investment Advisory Agreement between the Fund and Hyperion Capital Management, Inc. (the "Advisor") (Proposal 2).

        3. To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005 (Proposal 3).

        4. To transact any other business that may properly come before the meeting.

        The close of business on March 7, 2005 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

                                             By Order of the Board of Directors,


                                             Daniel Kim
                                             Secretary


                      WE NEED YOUR PROXY VOTE IMMEDIATELY.


YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

        1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

        2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

        3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                               VALID SIGNATURE
------------                                                               ---------------

Corporate Accounts

         (1)      ABC Corp.                                                ABC Corp.
         (2)      ABC Corp.                                                John Doe, Treasurer
         (3)      ABC Corp. c/o John Doe, Treasurer                        John Doe
         (4)      ABC Corp. Profit Sharing Plan                            John Doe, Trustee

Trust Accounts

         (1)      ABC Trust                                                John B. Doe, Trustee
         (2)      Jane B. Doe, Trustee u/t/d 12/28/78                      Jane B. Doe

Custodial or Estate Accounts

         (1)      John B. Smith, Cust.                                     John B. Smith
                  f/b/o John B. Smith, Jr.
                  UGMA
         (2)      John B. Smith                                            John B. Smith, Jr., Executor

                         HYPERION 2005 INVESTMENT GRADE
                          OPPORTUNITY TERM TRUST, INC.
  One Liberty Plaza, 165 Broadway, 36th Floor, o New York, New York 10006-1404

                                 PROXY STATEMENT

        This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, at 10:00 a.m. on Tuesday, April 19, 2005 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 18, 2005.

        THE ANNUAL REPORT AND SEMI-ANNUAL REPORT IS AVAILABLE FREE OF CHARGE BY CALLING THE FUND AT 1-800-497-3746 OR WRITING TO THE FUND AT ATTN: SHAREHOLDER SERVICES, THE HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC., ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR, NEW YORK, NEW YORK 10006-1404.

        Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the re-election of the two nominees for the Class II Directors, FOR the approval of the new Investment Advisory Agreement and FOR the ratification of the selection of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. The close of business on March 7, 2005 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. On the Record Date there were 16,993,933 shares outstanding.

        For purposes of determining the presence of a quorum for transacting business related to Proposals 1 and 3 at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1 and Proposal 3, for which the required vote is a plurality of the votes cast. For Proposal 2, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum but will have the effect of a vote "against" any proposal requiring approval by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                       PROPOSAL 1: ELECTION OF DIRECTORS

        The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2007; Class II, 2005; and Class III, 2006 or termination of the Fund. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

        The term of Messrs. Robert F. Birch and Leo M. Walsh, Jr., the members of Class II, currently serving on the Board of Directors, expires at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Messrs. Birch and Walsh. Each nominee has indicated that he will serve if elected, but if the nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

        As described above, there are two nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the nominees currently proposed to serve on the Board of Directors.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

        The following table provides information concerning each of the Directors and the nominees of the Board of Directors of the Fund. The nominees are listed first in the table under the Class II Disinterested Director nominees. The terms of the Class I Directors and the Class III Directors do not expire this year. It is the Fund's policy that Directors will retire from the Fund's Board of Directors in the year in which a Director reaches age 80.


                          POSITION(s) HELD WITH FUND      PRINCIPAL OCCUPATION(s)                          NUMBER OF PORTFOLIOS
NAME, ADDRESS             AND TERM OF OFFICE AND LENGTH   DURING PAST 5 YEARS AND                          IN FUND COMPLEX
AND AGE                   OF TIME SERVED                  OTHER DIRECTORSHIPS HELD BY DIRECTOR             OVERSEEN BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTOR NOMINEES
CLASS II DIRECTORS TO SERVE UNTIL 2005 ANNUAL MEETING OF STOCKHOLDERS OR
TERMINATION OF THE FUND:

Robert F. Birch           Director, Member of The       Director and/or Trustee of several investment               5
c/o One Liberty Plaza,    Audit Committee, Member of    companies advised by the Advisor or by its
165 Broadway, 36th        Nominating and Compensation   affiliates (1998-Present); President, New
Floor, New York, New      Committee and Member of       America High Income Fund (1992 - Present);
York 10006-1404           Executive Committee           Director, Brandywine Funds (3) (2001 to
                                                        Present).
Age 68                    Elected for Three Year Term/
                          Director since December 1998


Leo M. Walsh, Jr.         Director, Chairman of the     Director and/or Trustee of several investment               6
c/o One Liberty Plaza,    Audit Committee, Member of    companies advised by the Advisor or by its
165 Broadway, 36th        Nominating and Compensation   affiliates (1989-Present); Financial Consultant
Floor, New York, New      Committee                     for Medco Health Solutions Inc. (1994-2003).
York 10006-1404
                          Elected for Three Year Term/
Age 72                    Director since February 1993


DISINTERESTED DIRECTOR
CLASS I DIRECOR TO SERVE UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS OR
TERMINATION OF THE FUND:

Rodman L. Drake           Chairman                        Chairman (since 2003) and Director and/or                  4
c/o One Liberty Plaza,    Elected December 2003           Trustee of several investment companies
165 Broadway, 36th                                        advised by the Advisor (1989-Present);
Floor, New York, New      Director, Member of the Audit   Co-founder, Baringo Capital LLC
York 10006-1404           Committee, Chairman of          (2002-Present); Director, Jackson Hewitt Tax
                          Nominating and Compensation     Service Inc. ("JTX") (2004-Present); Director,
Age 62                    Committee                       Animal Medical Center (2002-Present);
                                                          Director, Hotelevision, Inc. (1999-2003);
                          Elected for Three Year Term     Director and/or Lead Director, Parsons
                          Director since February 1993    Brinckerhoff, Inc. (1995-Present); Director,
                                                          Absolute Quality Inc. (2000- 2004); Trustee of
                                                          Excelsior Funds (32) (1994-Present);
                                                          President, Continuation Investments Group Inc.
                                                          (1997-2001).

INTERESTED DIRECTOR
CLASS III DIRECTORS TO SERVE UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS OR
TERMINATION OF THE FUND:

Clifford E. Lai*           Director                       President (1998-Present) and Chief Investment              6
c/o One Liberty Plaza,                                    Officer (1993-2002) of the Advisor;
165 Broadway, 36th         Elected until 2006             Co-Chairman (2003-Present) and Board of
Floor, New York, New       Since December 2003            Managers (1995-Present) Hyperion GMAC Capital
York 10006-1404                                           Advisors, LLC (formerly, Lend Lease Hyperion
                           President                      Capital, LLC); President of several investment
Age 51                                                    companies advised by the Advisor
                           Elected Annually               (1994-Present).
                           Since April 1994

DISINTERESTED DIRECTOR
CLASS III DIRECTOR TO SERVE UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS OR
TERMINATION OF THE FUND:

Harry E. Petersen, Jr.    Director, Member of the Audit   Director and/or Trustee of several investment             3
c/o One Liberty Plaza,    Committee, Member of            companies advised by the Advisor or by its
165 Broadway, 36th        Nominating and Compensation     affiliates (1993-Present); Senior Consultant
Floor, New York, New      Committee, Member of            to Cornerstone Equity Advisors, Inc.
York 10006-1404           Executive Committee             (1998-2001).

Age 80                    Elected for Three Year Term/
                          Director since February 1993

------------------
* Mr. Lai is an "interested person" as defined in Section 2(a)(19) of the 1940 Act because of his affiliations with Hyperion Capital Management, Inc., the Fund's advisor.

OFFICERS OF THE FUND

        The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected five officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2004 fiscal year. An asterisk (*) indicates a person is an "interested person" as defined in the 1940 Act, because of affiliations with the Advisor. The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:


NAME, ADDRESS                  POSITION(s) HELD       TERM OF OFFICE AND      PRINCIPAL OCCUPATION(s)
AND AGE                        WITH FUND              LENGTH OF TIME SERVED   DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------

Clifford E. Lai*               President              Elected Annually        Please see "Information Concerning
c/o One Liberty Plaza,                                Since April 1993        Nominees/Directors."
165 Broadway, 36th Floor,
New York, New York
10006-1404

Age 51

John H. Dolan*                 Vice President         Elected Annually        Chief Investment Strategist
c/o One Liberty Plaza,                                Since March 1998        (1998-Present) and Chief Investment
165 Broadway, 36th Floor,                                                     Officer (2002-Present) of the Advisor.
New York, New York
10006-1404

Age 51

Patricia A. Sloan*             Vice President         Elected Annually        Consultant of Ranieri & Co., Inc.
c/o One Liberty Plaza,                                Since June 2002         (2000-Present); Secretary, Director
165 Broadway, 36th Floor,                                                     and/or Trustee of several investment
New York, New York                                                            companies advised by the Advisor or by
10006-1404                                                                    its affiliates (1989-2002).

Age 61

Daniel S. Kim*                 Chief Compliance       CCO                     Director, General Counsel and CCO
c/o One Liberty Plaza,         Officer ("CCO") &      Elected since           (September 2004-Present), and Secretary
165 Broadway, 36th Floor,      Secretary              September 2004; and     (January 2005-Present) of the Advisor;
New York, New York                                                            General Counsel  and CCO (September
10006-1404                                            Secretary               2004-Present), and Secretary (January
                                                      Elected since January   2005-Present) of Hyperion GMAC Capital
Age 36                                                2005                    Advisors, LLC; CCO (September 2004-
                                                                              Present), and Secretary (January 2005-
                                                                              Present)of several investment companies
                                                                              advised by the Advisor; Vice President,
                                                                              Asst. General Counsel and CCO (May 2001-
                                                                              August 2004) of Oak Hill Capital Management,
                                                                              Inc.; Asst. General Counsel (May 2001-August
                                                                              2004) of Oak Hill Advisors, LP; Lawyer
                                                                              (January 2001-April 2001) at Arkin Kaplan LLP;
                                                                              and Law Student (January 2000-January 2001).

Thomas F. Doodian*             Treasurer              Elected Annually        Managing Director, Chief Operating
c/o One Liberty Plaza,                                Since February 1998     Officer (1998-Present) and Director of
165 Broadway, 36th Floor,                                                     Finance and Operations of the Advisor
New York, New York                                                            (1995-Present); Treasurer of several
1006-1404                                                                     investment companies advised by the
                                                                              Advisor (1998-Present); Treasurer of
                                                                              Hyperion GMAC Capital Advisors, LLC
Age 45                                                                        (formerly, Lend Lease Hyperion Capital
                                                                              Advisors, LLC) (1996-Present).

SHARE OWNERSHIP

        As of the Record Date, the Nominees, Directors and executive officers of the Fund solicited by this Proxy Statement beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

        The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Fund Complex as of December 31, 2004. The Fund Complex was comprised of the Fund, The Hyperion Total Return Fund, Inc., The Hyperion Strategic Mortgage Income Fund, Inc., Hyperion Strategic Bond Fund, Inc. and Hyperion Collateralized Securities Fund, Inc. as of December 31, 2004. As of February 22, 2005, there were six registered investment companies in the Fund Complex with the addition of Quadrant Fund, Inc. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                       DOLLAR RANGE OF EQUITY    ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF
NAME OF NOMINEES/DIRECTORS             SECURITIES IN THE FUND    INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
Disinterested Director Nominee
Robert F. Birch                        $1-$10,000                    $50,000-$100,000
Leo M. Walsh, Jr.                      $50,001-$100,000              Over $100,000
Disinterested Directors
Rodman L. Drake                        $1-$10,000                    $50,001-$100,000
Harry E. Petersen, Jr.                 $1-$10,000                    $1-$10,000
Interested Director Nominee
Clifford E. Lai                        Over $100,000                 Over $100,000

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

        No remuneration was paid by the Fund to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Advisor or any affiliate thereof or Director Emeritus, is entitled to receive a fee of $17,000 per year plus $5,000 for the Chairman of the Board and $2,500 for the Chairman of the Audit Committee. The Director Emeritus is entitled to receive $17,000 in the first year of retirement and $8,500 in the second and third years of retirement and nothing thereafter. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended December 31, 2004.


                                DIRECTORS' AGGREGATE COMPENSATION      TOTAL DIRECTORS' COMPENSATION
                                FROM THE FUND                          FROM THE FUND AND THE FUND COMPLEX*
----------------------------------------------------------------------------------------------------------------
Robert F. Birch                 $12,687                                $44,040
Rodman L. Drake                 $11,500                                $35,250
Harry E. Petersen, Jr.          $11,500                                $35,250
Leo M. Walsh, Jr.               $11,500                                $42,750

STANDING COMMITTEES AND BOARD MEETINGS

        The Fund has a standing Audit Committee which was established pursuant to Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and presently consists of Messrs. Walsh, Birch, Drake and Petersen, all of whom are members of the Board of Directors and are currently not "interested persons"

(as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund ("Disinterested Directors"). All Committee members are independent as independence is defined in the New York Stock Exchange, Inc.'s listing standards. The principal functions of the Fund's Audit Committee are to select the Fund's accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee. The report of the Audit Committee is presented below. During the last fiscal year of the Fund, the full Board of Directors met 6 times, and the Audit Committee met 3 times. All of the members of the Audit Committee attended all of the Audit Committee meetings. All of the Directors attended at least 75% of the aggregate of the Board meetings and the Committee meetings.

        The Fund has a Nominating and Compensation Committee. The Nominating and Compensation Committee presently consists of Messrs. Drake, Birch, Petersen and Walsh. The Committee members are Disinterested Directors. All Committee members are independent as independence is defined in the New York Stock Exchange, Inc.'s listing standards. The Nominating and Compensation Committee met one time during the last fiscal year of the Fund. The function of the Nominating and Compensation Committee is to recommend candidates for election to the Board as Directors. The Nominating and Compensation Committee evaluates candidate's qualifications for Board membership and their independence from the Fund's managers (with respect to Disinterested Director nominees) and other principal service providers.

        The Nominating and Compensation Committee will consider nominees recommended by stockholders, who, separately or as a group, own at least one percent of the Fund's shares. The minimum requirements for proposed nominees include the following:

        1. With respect to nominations for Disinterested Directors, nominees shall be independent of the Fund's investment adviser and other principal service providers. The Nominating and Compensation Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

        2. Disinterested Director nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or other applicable securities exchange.

        3. With respect to all Directors, nominees must qualify under all applicable laws and regulations.

        4. The proposed nominee must agree to purchase the Fund's shares if elected, consistent with the Fund's current policy on Director share purchases.

        5. The Nominating and Compensation Committee may also require such other factors as it may determine to be relevant.

        When identifying and evaluating prospective nominees, the Committee shall review all recommendations in the same manner, including those received by stockholders. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications set forth above will then be considered by the Committee with respect to any other qualifications deemed to be important by the Committee. Those nominees meeting the minimum and other qualifications and determined by the Committee as suitable shall be included on the Fund's proxy card.

        Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. The Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. The Board of Directors has adopted a written charter for the Nominating and Compensation Committee and the charter is available on the Fund's website at www.hyperioncapital.com.

        The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Birch and Petersen. The function of the Executive Committee is to take any action permitted by Maryland law when the full Board of Directors can not meet. The Executive Committee met once in person during the last fiscal year of the Fund, and took action through unanimous written consents.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS AND BOARD ATTENDANCE AT ANNUAL MEETINGS

        The Fund's Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

        The Fund's policy with respect to Directors' attendance at annual meetings is to encourage such attendance. There were three Directors who attended last year's meeting.

AUDIT COMMITTEE REPORT

        On February 23, 2005, the Audit Committee reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended December 31, 2004. The Audit Committee discussed with PwC the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        The Audit Committee receives and reviews annually the written disclosures and the letter from PwC required by Independence Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with PwC, the independent registered public accounting firm's independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to stockholders required by Section 30(e) of the 1940 Act and Rule 30d-1 thereunder for the fiscal year ended December 31, 2004.

Leo M. Walsh, Jr. - Audit Committee Chairman
Rodman L. Drake - Audit Committee Member
Harry E. Petersen, Jr. - Audit Committee Member
Robert F. Birch - Audit Committee Member

REQUIRED VOTE

        Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund present or represented by proxy at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

          PROPOSAL 2: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

SUMMARY OF THE TRANSACTION

        Hyperion Capital Management, Inc. (the "Advisor") has served as the Fund's investment Adviser since 1993 and currently serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Fund and Advisor dated June 4, 2002 (the "Current Investment Advisory Agreement"). As explained in more detail below, stockholders are being asked to separately approve a new investment advisory agreement between the Fund and the Advisor (the "New Investment Advisory Agreement"). THE NEW INVESTMENT ADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT INVESTMENT ADVISORY AGREEMENT.

        The Advisor is a wholly-owned subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM LLC ("LSR") owns 61.75% of HHI, with the executive management of the Advisor owning the portion of HHI not owned by LSR. LSR Hyperion Corp. is the managing member of LSR. Lewis Ranieri is the sole shareholder of LSR Hyperion Corp. LSR and the management owners of HHI have agreed, pursuant to a Stock Purchase Agreement dated as of February 11, 2005, to sell all of their ownership in HHI to Brascan Financial (U.S.) Corporation, which is a wholly-owned subsidiary of Brascan Corporation (the foregoing is referred to as the "Transaction"). The Transaction is expected to close by April 30, 2005. If, for any reason, the proposed Transaction is not completed, the Current Investment Advisory Agreement will remain in effect.

        Following the Transaction, no officers or directors of the Advisor will own any interest in the Advisor.

        There is not anticipated to be any change to the management structure of the Advisor as all current officers will retain their titles and positions. There will be, however, changes to the Advisor's Board of Directors, as set forth below.

CURRENT BOARD AND TITLE                       PROPOSED BOARD AND TITLE
--------------------------------------------------------------------------------
Clifford Lai, Director                         Clifford Lai, Director


CURRENT BOARD AND TITLE                     PROPOSED BOARD AND TITLE
--------------------------------------------------------------------------------
Clifford Lai, Director                      Clifford Lai, Director
John J. Feeney, Director                    John J. Feeney, Director
John H. Dolan, Director                     John H. Dolan, Director
                                            Bruce Robertson, Director

         Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts.

THE CURRENT INVESTMENT ADVISORY AGREEMENT

         Pursuant to the Current Investment Advisory Agreement, the Fund has retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund. For more information relating to the Advisor, see "Additional Information."

         On March 9, 2004, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the directors who are not parties to the Current Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved an extension of the Current Investment Advisory Agreement through March 31, 2005. At the time of the Board's approval of the latest extension of the Current Investment Advisory Agreement, Mr. Lai was an interested person of the Fund. The Current Investment Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the Annual Meeting of the Stockholders of the Fund held on April 16, 2002. At that meeting, the Stockholders approved the continuance of the Current Investment Advisory Agreement. The Board of Directors will consider continuance of the Current Investment Advisory Agreement until the earlier of the termination of the Fund or March 31, 2006 at a meeting scheduled for March 22, 2005.

         The Current Investment Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Current Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder). The Current Investment Advisory Agreement also provides that the Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

         The Current Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Current Investment Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are "affiliated persons" (as such term is defined in the 1940 Act) of the Advisor. The Current Investment Advisory Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to 0.65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the

Common Shares. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $1,081,939.

THE NEW INVESTMENT ADVISORY AGREEMENT

         The New Investment Advisory Agreement is the substantially same as the Current Investment Advisory Agreement. Thus, the key terms, including fees, of the New Investment Advisory Agreement are set out in detail above, under the heading "The Current Investment Advisory Agreement." The initial term of the New Investment Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about April 30, 2005) as its new effective date.

         A form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Investment Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board of Directors, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.

         Contingent upon receipt of stockholder approval, the New Investment Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be on or about April 30, 2005, and will continue in effect until the termination of the Fund or April 29, 2007. Thereafter, if necessary, the New Investment Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.


BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT ADVISORY AGREEMENT

         On February 23, 2005, the Board of Directors held a meeting called for the purpose of considering the New Investment Advisory Agreement and, after careful review, determined that approving the New Investment Advisory Agreement was in the best interests of the stockholders. At the meeting, senior officers of the Advisor discussed the Transaction and discussed the need to approve the New Investment Advisory Agreement due to the change of Control of the Advisor. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund's Current Investment Advisory Agreement. In determining that the New Investment Advisory Agreement was in the best interests of the stockholders, the Board of Directors considered all factors deemed to be relevant to the Fund, including, but not limited to:

     - the expectation that the operation of the Advisor and the Fund's day-to-day management, including the Fund's portfolio manager, will remain unchanged for the foreseeable future;

     - the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process will remain unchanged;

     - the Advisor will also have access to the resources and personnel of Brascan Corporation;

     -   the financial viability of the Advisor will remain unchanged;

     - the terms of the New Investment Advisory Agreement, including the fee, will be the same as those of the Current Investment Advisory Agreement;

     - the nature, extent and quality of the services that the Advisor has been providing to the Fund will remain unchanged;

     - the investment performance of the Fund and of similar funds managed by other advisers over various periods;

     - the Advisory fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisers;

     - the total expense ratio of the Fund and of similar funds managed by other advisers;

     - compensation payable by the Fund to affiliates of the Advisor for other services; and

     - the profitability of the Current Investment Advisory Agreement to the Advisor and its affiliates and the extent to which economies of scale would be realized as the Fund grows.

         The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's management through board meetings, conversations and reports.

            The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with previously in approving the Fund's Current Investment Advisory Agreement. The Board considered the Fund's recent performance results and noted that the Board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. The Board noted that the Fund's advisory fee was equal to the median of advisory fees paid by its peer group of funds and that the Fund's total advisory and administrative fees were lower than the median of the Fund's peer group. The Board also considered that the Fund's performance was consistent with its investment objective to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or shortly before, November 30, 2005. The Board also took into consideration the financial condition and profitability of the Advisor and Brascan Corporation and any indirect benefits derived by the Advisor from the Advisor's relationship with the Fund.

         In considering the approval of the New Investment Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Advisory Agreement; performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives; and the proposed

Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor. The Board further determined that the change in control of the Advisor did not present any material change in the type and quality of service it would provide to the Fund.

         The directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the directors of the Fund are independent of the Advisor and (2) an "unfair burden" is not imposed on the Fund as a result of the Transaction. The Advisor has agreed not to seek any increase in the advisory fees for a period of at least two years and has agreed to pay incremental costs associated with the 2005 Annual Meeting of Stockholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that at least 75 percent of the Fund's directors will continue to be Disinterested Directors.

         After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the New Investment Advisory Agreement and recommended that the Fund's stockholders vote to approve the New Investment Advisory Agreement.

REQUIRED VOTE

         Approval of the New Investment Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

         If the stockholders of the Fund do not approve the New Investment Advisory Agreement, it is expected that the Transaction will not occur and the Advisor will continue to provide services under the Current Investment Advisory Agreement.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

              PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Board of Directors of the Fund will consider, and it is expected that it will recommend, the selection of PwC as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005 at a meeting scheduled to be held on March 22, 2005. The appointment of the independent public accounting firm is approved annually by the Audit Committee and the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by PwC that as of December 31, 2004 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PwC will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

AUDIT FEES

         For the fiscal year ended December 31, 2004, PwC billed the Fund aggregate fees of $105,000 for professional services rendered for the audit of the Fund's annual financial statements, the review of financial statements included in the Fund's annual report to stockholders and the review of the financial statements included in the Fund's semi-annual report to stockholders.

         For the fiscal year ended December 31, 2003, PwC billed the Fund aggregate fees of $96,000 for professional services rendered for the audit of the Fund's annual financial statements, the review of financial statements included in the Fund's annual report to stockholders and the review of the financial statements included in the Fund's semi-annual report to stockholders.

AUDIT-RELATED FEES

         For the fiscal year ended December 31, 2004, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements.

         For the fiscal year ended December 31, 2003, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements.

TAX FEES

         For the fiscal year ended December 31, 2004, PwC billed the Fund aggregate fees of $8,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

         For the fiscal year ended December 31, 2003, PwC billed the Fund aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

ALL OTHER FEES

         For the fiscal years ended December 31, 2004 and 2003, PwC did not bill the Fund for products and services other than those disclosed above.

REQUIRED VOTE

         Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund present or represented by proxy at the Annual Meeting.

                               GENERAL INFORMATION

                        MANAGEMENT AND SERVICE PROVIDERS
THE ADVISOR

         The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the

Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of the Fund's business affairs. As of December 31, 2004, the Advisor and its affiliate had approximately $13 billion in assets under management. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the mortgage-backed securities ("MBS") and asset-backed securities ("ABS") markets.

         Mr. Lewis S. Ranieri is the Chairman of the Board of the Advisor.
Mr. Andrew Carter is Vice Chairman of the Advisor, but does not serve on the Advisor's Board of Directors. Mr. Clifford E. Lai, the President and a Director of the Fund, is the President and a Director of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits. Mr. John J. Feeney is a Director and Managing Director, Marketing of the Advisor. Mr. John H. Dolan is a Director and Managing Director, Chief Investment Officer of the Advisor and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, and Mr. Daniel Kim, CCO and Secretary of the Fund, are also employees of the Advisor.

         The Advisor provides advisory services to several other registered investment companies which invest in MBS. Its management includes several individuals with extensive experience in originating, evaluating and investing in MBS, real estate mortgage backed securities ("RMBS") and ABS, and in using hedging techniques. Mr. Lai was Managing Director and Chief Investment Strategist for Fixed Income at First Boston Asset Management Corporation. Mr. Dolan is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dolan was recently appointed to Chief Investment Officer of the Advisor and has served as Chief Investment Strategist of the Advisor since 1998. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $1,081,939.

         In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                             APPROXIMATE NET ASSETS
NAME OF FUND                                     INVESTMENT ADVISORY FEES                    AT DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------
The Hyperion Total Return Fund, Inc.             0.65% of its average weekly net assets      $280,157,759
The Hyperion Strategic Mortgage Income Fund,     0.65% of its average weekly net assets      $146,934,854
Inc.*
Hyperion Strategic Bond Fund, Inc.               0.65% of its average weekly net assets      $146,140,165
Hyperion Collateralized Securities Fund, Inc.    0.41% of its average weekly net assets      $440,941,191



---------------
*The Advisor has engaged Hyperion GMAC Capital Advisors L.L.C.(formerly Lend Lease Hyperion Capital Advisors, L.L.C.) to provide subinvestment advisory services for investments in commercial MBS.

THE ADMINISTRATOR

         The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator is located at One Liberty Plaza, 36th floor, New York, New York 10006-1404. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a fee monthly at an annual rate of 0.17% of the first $100 million of its average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the fiscal year ended December 31, 2004, the Administrator earned $265,580 in Administration fees. In addition, the Administrator has entered into Administration Agreements with five other investment companies, with the following fee structure:

NAME                                           ADMINISTRATION FEE
--------------------------------------------------------------------------------------------------------
The Hyperion Total Return Fund, Inc.           a monthly fee paid at an annual rate of:
                                               0.20% of its average weekly assets

The Hyperion Strategic Mortgage Income Fund,   a monthly fee paid at an annual rate of
Inc.                                           0.20% of its average weekly net assets

Hyperion Strategic Bond Fund, Inc. (formerly   a monthly fee paid at an annual rate of:
Lend Lease Hyperion High Yield CMBS Fund,      0.20% of its average weekly net assets
Inc.)
Hyperion Collateralized Securities Fund, Inc.  Included in Management Fee discussion on previous page

Quadrant Fund, Inc.                            a monthly fee paid at an annual rate of:
                                               0.15% of its average weekley net assets

BROKERAGE COMMISSIONS

         The Fund did not pay any brokerage commissions, including future commissions, on its securities purchased during its last fiscal year. The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.

         The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor will consider all factors it deems relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

                COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended December 31, 2004, all filing requirements applicable to the Fund's officers, directors, and greater than ten percent beneficial owners were complied with.

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

         As of the Record Date to the best of the Fund's knowledge, no person owned beneficially more than five percent of the Fund's outstanding shares.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2006 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 1, 2005.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing and assembling material in connection with this solicitation of proxies will be equally borne by the Advisor and Brascan Corporation. The cost of mailing material in connection with this solicitation of proxies will be borne by the Advisor. In addition to the use of the mail, proxies may be solicited personally by regular employees of the Fund, the Advisor or the Altman Group, paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be approximately $5,500. The Fund's agreement with the Altman provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.


March 18, 2005

                                    EXHIBIT A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT


        THIS AGREEMENT made as of the ________________, 2005 between Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") and
Hyperion Capital Management, Inc. ("HCM").

                                   WITNESSETH:

       WHEREAS, the Trust, a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") desires to appoint HCM as the investment adviser of the Trust's cash, securities and other properties.

       NOW, THEREFORE, the parties hereto agree as follows:

       1. APPOINTMENT AND STATUS AS INVESTMENT ADVISER. The Trust hereby appoints HCM as the investment manager with respect to the cash, securities and other properties of the Trust (the "Investment Account") and HCM hereby accepts this appointment, on the terms and conditions set forth herein. HCM shall give the Trust the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser.

       2. MANAGEMENT OF ACCOUNT. HCM represents that it is a registered investment adviser under the Investment Advisers Act of 1940, as amended. HCM shall supervise and direct, with full authority and at its discretion, on the Trust's behalf and at the Trust's risk, the investment of the assets contained in the Investment Account in such manner as HCM may deem advisable in accordance with the Trust's final Prospectus (the "Prospectus") and resolutions adopted by the Trust's Board of Directors (the "Investment Guidelines"), subject at all times to the policies and control of the Trust Board of Directors. HCM hereby acknowledges receipt of copies of the Prospectus and the Investment Guidelines in effect on the date hereof. The Trust will furnish HCM from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the Securities and Exchange Commission (the "SEC"). The Trust may from time to time amend the Investment Guidelines. HCM will not be bound to follow any amendment to the Investment Guidelines, however, until it has received written notice of the amendment from the Trust. HCM shall abide by any and all laws and regulations affecting or governing its activities as a registered investment adviser, whether or not any investment restrictions resulting from such laws and regulations are incorporated by the Trust into the Investment Guidelines. In the performance of its duties hereunder, HCM shall at all times conform to: (a) all applicable provisions of the 1940 Act, (b) the provisions of the Registration Statement (including the Prospectus) of the Trust under the 1940 Act, (c) the provisions of the Trust's Articles of Incorporation and the Trust's By-Laws, as amended from time to time, and (d) any other applicable provisions of federal and state law, and the rules of any applicable national securities organization.

       3. BROKERAGE. HCM shall be responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. HCM's primary consideration in effecting securities transactions shall be to obtain the best price and execution on an overall basis. In performing this function HCM shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Trust's portfolio transaction activities. In certain instances HCM may make purchases of underwritten issues at prices which include underwriting fees. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. To the extent that the execution and prices offered by more than one dealer are comparable, HCM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which HCM deems to be beneficial to the Trust's investment program. Such research services supplement HCM's own research. Research services may include the following: statistical and background information on the U.S. economy; forecasts and interpretations with respect to the U.S. money market fixed income markets; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by dealers may be useful to HCM with clients other than the Trust. Similarly, any research services received by HCM through placement of portfolio transactions of other clients may be of value to HCM in fulfilling its obligations to the Trust. HCM is of the opinion that the material received is beneficial in supplementing its research and analysis; and therefore, it may benefit that Trust by improving the quality of HCM's investment advice. The advisory fee paid by the Trust shall not be reduced because HCM receives such services as HCM must evaluate information received as a result of such services, and thus receipt of such services does not reduce HCM's workload.

       4. CONTROL BY BOARD OF DIRECTORS. Any management or supervisory activities undertaken by HCM pursuant to this Agreement, as well as any other activities undertaken by HCM on behalf of the Trust pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Trust.

       5. CUSTODY. The assets of the Investment Account shall be held by State Street Bank and Trust Company (the "Custodian"), which entity the Trust hereby represents has agreed to act as sole custodian for the Trust.

       6. LIMIT OF LIABILITY. (a) HCM shall be liable for loss only by reason of any act or omission taken or omitted as a result of its willful misfeasance, bad faith or gross negligence. HCM shall not be responsible for any loss incurred by reason of any act or omission of Trust, the Custodian or any other party; provided, however, that HCM will make such efforts as it deems reasonable to require that brokers, dealers and banks selected by HCM perform their obligations with respect to the Trust. HCM shall have no obligation to seek to obtain any material non-public ("inside") information about any issuer of securities, nor to purchase or sell, or to recommend for purchase or sale, for the Investment Account the securities of any issuer on the basis of any such information as may come into its possession.

             (b) The Trust shall indemnify HCM to the fullest extent permitted by law against any and all judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees incurred by HCM as the result of any action, suit or proceeding against HCM in its capacity as investment adviser of the Trust except to the extent that such action, suit or proceeding results from willful misfeasance, bad faith or gross negligence on the part of HCM in the performance of its duties under this Agreement.

       Nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which the Trust may have under federal or state securities laws.

       7. REPRESENTATIONS AND WARRANTIES OF THE TRUST. The Trust represents and warrants to HCM that (a) this Agreement has been duly authorized, executed and delivered by the Trust and constitutes its valid and binding obligation, enforceable in accordance with its terms; (b) no governmental authorizations, approvals, consents or filings are required in connection with the execution, or delivery or performance of this Agreement by the Trust; and (c) the execution, delivery and performance of this Agreement by the Trust will not violate or result in any default under the Trust's charter or by-laws, any material contract or agreement to which the Trust is a party or by which it or its assets (including the

Investment Account) may be bound or to the best of its knowledge any statute or any rule, regulation or order of any government agency or body.

       8. DIRECTIONS TO HCM. All directions by or on behalf of the Trust to HCM shall be in writing signed either (a) by a director or officer of the Trust, or (b) by a duly authorized agent of the Trust. HCM shall not be liable for any act or omission taken or omitted in reliance upon any direction from the Trust signed in accordance with the immediately preceding sentence. HCM also shall not be liable for any act or omission taken or omitted in reliance upon any instrument, certificate or paper HCM reasonably believes to be genuine and to be signed or presented by the proper person or persons.

       9. REPORTS. HCM shall render to the Board of Directors of the Trust such periodic and special reports as the Directors may reasonably request.

       10. SERVICES TO OTHER CLIENTS. The services of HCM to the Trust are not to be deemed to be exclusive, and HCM shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of HCM may serve as officers or directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of HCM to the extent permitted by law; and that the officers and directors of HCM are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. HCM shall have no obligation to purchase or sell for the Trust, or to recommend for purchase or sale by the Trust, any security that HCM, its principals, affiliates or employees may purchase for themselves or for any other clients.

       11. RELATIONSHIP WITH AFFILIATE. HCM currently does not have any affiliated broker-dealers. If HCM has an affiliated broker-dealer in the future, HCM will not execute transactions with such affiliated broker-dealer for clients or the Trust.

       12. EXPENSES. The expenses connected with the Trust shall be allocable between the Trust and HCM as follows:

            (a) HCM shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Trust, to the extent that such officers may be required by the Trust, for the proper conduct of its affairs; travel expenses of employees and officers of HCM; office space, equipment, research services and supplies; expenses of maintaining accounts, books, and records, except to the extent such services are provided by a third party pursuant to a contract with the Trust; and

            (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust, including, without limitation: payments to the Trust's administrator and underwriters; the charges and expenses of any registrar, any custodian or depositary appointed by the Trust for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions, chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to federal, state or other governmental agencies; the costs and the expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance or registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, prospectuses of the Trust and distributing supplements thereto, if any, to the Trust's shareholders; all expenses of shareholders and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee who are not "interested person" of the Trust (as defined in the 1940
Act); all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of Trust's shares; charges and expenses of legal counsel, including counsel to the directors of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust and of independent accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including offices and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly provided herein.

         13. DELEGATION OF RESPONSIBILITIES. HCM may, but shall not be under any duty to, perform services on behalf of the Trust which are not required by this Agreement upon the request of the Trust's Board of Directors. Such services will be performed on behalf of the Trust and HCM's charge in rendering such services may be billed monthly to the Trust, subject to examination by the Trust's independent accountant. Payment or assumption by HCM of any Trust expense that HCM is not required to pay or assume under this Agreement shall not relieve HCM of any of its obligations to the Trust nor obligate HCM to pay or assume any similar Trust expense on any subsequent occasions.

         14. NON-ASSIGNABILITY. This agreement shall automatically terminate upon any assignment (as that term is defined in the 1940 Act) of this Agreement by HCM.

         15. TERMINATION. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements, of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by the Trust at any time, by the Board of Directors of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by HCM at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party.

         16. NOTICES. All notices and instructions with respect to securities transactions or any other matters contemplated by this Agreement shall be deemed duly given when delivered in writing to the addresses below or when deposited by first-class mail addressed as follows:

            (a) To the Trust:
                Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. One Liberty Plaza - 36th Floor
                New York, NY 10006
                Attention: Mr. Thomas F. Doodian, Treasurer

            (b) To HCM:
                Hyperion Capital Management, Inc.
                One Liberty Plaza - 36th Floor
                New York, NY 10006
                Attention: Mr. Cliff E. Lai, President

         17. FEES. In consideration of HCM's services provided under this Agreement, the Trust shall pay to HCM monthly compensation at an annual amount, calculated daily and paid monthly, equal to .65% of the Trust's average weekly net assets.

         18. ENTIRE AGREEMENT: AMENDMENT: This Agreement states the entire agreement of the parties with respect to management of the Investment Account and may not be amended except by a writing signed by a duly authorized officer of each of the parties hereto.

         19. GOVERNING LAW. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         20. EFFECTIVE DATE. This Agreement shall become effective on the day and year first written above.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers as of the day, month and year first above written.


                     Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.

                     By:    ___________________________
                     Name:  ___________________________
                     Title  ___________________________

                     Hyperion Capital Management, Inc.

                     By:    ___________________________
                     Name:  ___________________________
                     Title: ___________________________

                                    EXHIBIT A
                       (TO INVESTMENT ADVISORY AGREEMENT)

                                SCHEDULE OF FEES

BASE FEE

            Hyperion Capital Management, Inc. ("HCM") will receive the following investment advisory fee pursuant to the Investment Advisory Agreement. The Trust shall pay to HCM a monthly fee which is equal to 0.65% per annum of the Trust's weekly net assets (which, for the purposes of determining such fee, shall be the average weekly value of the total assets of the Trust, minus the sum of accrued liabilities (including accrued expenses) of the Trust and any declared but unpaid dividends on the Trust's shares).

                        ANNUAL MEETING OF STOCKHOLDERS OF
           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
                                 APRIL 19, 2005

     PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS
                               SOON AS POSSIBLE.

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                             AND "FOR" PROPOSAL 2.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]
--------------------------------------------------------------------------------

1.       ELECTION OF NOMINEES OF CLASS II

                                        NOMINEE
[ ]  FOR ALL NOMINEES              [ ]  ROBERT F. BIRCH (CLASS II)
[ ]  WITHHOLD AUTHORITY FOR        [ ]  LEO M. WALSH (CLASS II)
     ALL NOMINEES
[ ]  FOR ALL EXCEPT
     (SEE INSTRUCTIONS BELOW)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s), MARK "FOR ALL EXCEPT" AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN HERE: [X]

                                                                     FOR               AGAINST       ABSTAIN
2.        APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT.             [ ]                 [ ]           [ ]


                                                                     FOR               AGAINST       ABSTAIN
3.        RATIFICATION OR REJECTION OF THE SELECTION OF              [ ]                 [ ]           [ ]
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (A VOTE
          "FOR" IS A VOTE FOR RATIFICATION).

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE RE-ELECTION OF THE TWO CLASS II NOMINEES AS DIRECTORS IN PROPOSAL 1, FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT IN PROPOSAL 2 AND FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND IN PROPOSAL 3. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT THE RIGHT AND INDICATE YOUR NEW ADDRESS IN THE ADDRESS SPACE ABOVE. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(s) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS
METHOD. [ ]

PLEASE CHECK IF YOU PLAN ON ATTENDING THE MEETING. [ ]

SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________
SIGNATURE OF STOCKHOLDER _____________________________ DATE:____________________

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                      PROXY

           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

                 THIS PROXY SOLICITED ON BEHALF OF THE DIRECTORS


The undersigned hereby appoints DANIEL S. KIM and THOMAS F. DOODIAN each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), New York, New York 10005, on Tuesday, April 19, 2005 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
COMMENTS:



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